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                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SkillSoft Public Limited Company (the "Company") for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles E. Moran, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                       /s/ Charles E. Moran
                                                       -------------------------
Dated: September 15, 2003                              Charles E. Moran
                                                       Chief Executive Officer